UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  December 19, 2006

AKEENA SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-139087	20-5132054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 University Avenue, Los Gatos, CA		95032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 395-7774

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On December 19, 2006 (the “Termination Date”), our board of directors approved the dismissal of Marcum & Kliegman LLP as our independent registered accounting firm and the retention of Burr, Pilger and Mayer LLP as our new independent registered accounting firm. The report of Marcum & Kliegman LLP on our financial statements for the fiscal years ended December 31, 2004 and December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

Through the Termination Date, there were no disagreements with Marcum & Kliegman LLP on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Marcum & Kliegman LLP would have caused Marcum & Kliegman LLP to make reference to the subject matter of the disagreement in connection with its reports.

Through the Termination Date, we did not consult with Burr, Pilger and Mayer LLP regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

We have furnished Marcum & Kliegman LLP with the disclosures contained in this Item 4.01 and requested that Marcum & Kliegman LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Item 4.01. A copy of Marcum & Kliegman LLP's letter dated December 20, 2006 is included as Exhibit 16.1 hereto.

As of September 30, 2006, Marcum & Kliegman LLP advised us that a deficiency was identified in our internal controls over financial reporting that constitutes a “material weakness.” The material weakness was the result of an insufficient number of personnel having adequate knowledge, experience and training to provide effective oversight and review over our financial close and reporting process. This was the result of limited financial resources. These control deficiencies have not resulted in any misstatements in our financial statements. As of this date, management has remedied this by employing the appropriate number of skilled personnel to address our ongoing accounting and finance needs.  We have authorized Marcum & Kliegman LLP to respond fully to any inquiries of Burr, Pilger and Mayer LLP concerning the material weakness described above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

Description

16.1

Letter of Marcum & Kliegman LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 22, 2006	AKEENA SOLAR, INC.

	By:	/s/ David Wallace
David “Lad” Wallace
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

16.1

Letter of Marcum & Kliegman LLP